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                                  EXHIBIT 32.2



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Wilshire Enterprises, Inc. (the "Company") on Form 10-K for the year ended December 31, 2004 (the "Report"), I, Seth H. Ugelow, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, 15 U.S.C Section 78(a) or 78o(d); and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and consolidated results of operations of the Company.

Dated: March 31, 2005

                                         By: /s/ Seth H. Ugelow
                                             ----------------------
                                             Seth H. Ugelow
                                             Chief Financial Officer